UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2004

                               VITALLABS, INC.
             (Exact name of registrant as specified in its charter)

    Nevada                     000-20598                      75-2293489
(State or other               (Commission                   (IRS Employer
jurisdiction                  File Number)                Identification No.)
of incorporation)

   Suite 402, 105 Elm Street, Old Saybrook, Connecticut        06475
      (Address of principal executive offices                 Zip Code)

      Registrant's telephone number, including area code:  860-767-6580

                -----------------------------------------------
            (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

NOT APPLICALBE

Item 1.02.  Termination of a Material Definitive Agreement

NOT APPLICALBE

Item 1.03.  Bankruptcy or Receivership.

NOT APPLICABLE

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

NOT APPLICABLE

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Item 2.02 Results of Operations and Financial Condition.

NOT APPLICABLE

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

NOT APPLICABLE

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

NOT APPLICABLE

Item 2.05 Costs Associated with Exit or Disposal Activities.

NOT APPLICABLE

Item 2.06 Material Impairments.

NOT APPLICABLE

Section 3 - Securities and Trading Markets.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

NOT APPLICABLE

Item 3.02 Unregistered Sales of Equity Securities

NOT APPLICABLE

Item 3.03 Material Modification to Rights of Security Holders

NOT APPLICABLE

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountants.

NOT APPLICABLE

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

NOT APPLICABLE

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

NOT APPLICABLE

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

On October 19, 2004, the Registrant amended its Articles of Incorporation to change its name to America Asia Corp. from Vitallabs, Inc.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

NOT APPLICABLE

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

NOT APPLICABLE

Section 6 [Reserved]

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

NOT APPLICABLE

Section 8 - Other Events

Item 8.01 Other Events

Effective on October 29, 2004 the Registrant's trading symbol was changed to ASCP from VILB.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

NOT APPLICABLE

(b) Pro forma financial information.

NOT APPLICABLE

(c) Exhibits

Exhibit 4. Articles of Amendment filed October 19, 2004 changing name to America Asia Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitallabs, Inc.

By: /s/ Anthony Chirico

Anthony Chirico, President
(Principal executive and operating officer)

Date:  October 29, 2004
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